                                                                   EXHIBIT 23(b)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to incorporation by reference in this Registration Statement on Form S-8 of our report on Whitmire Distribution Corporation for the year ended July 3, 1993, dated September 3, 1993, included in Cardinal Health, Inc.'s Form 10-K for the year ended June 30, 1995, and to all references to our firm included in this registration statement.


Arthur Andersen LLP
Sacramento, California
November 13, 1995




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
                                                                   EXHIBIT 23(b)


                  CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to incorporation by reference in this registration statement on Form S-8 of our report on Medicine Shoppe International, Inc. dated November 4, 1994, included in Cardinal Health, Inc.'s Form 8-K dated November 16, 1995, and to all references to our firm included in this registration statement.


Arthur Andersen LLP
St. Louis, Missouri
November 13, 1995



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